TRUE DRINKS HOLDINGS, INC.

2 PARK PLAZA, SUITE 1200

IRVINE, CALIFORNIA 92614

January 28, 2019

Baker Court, LLC

P.O Box 6923

Incline Village, Nevada 89450

Attn: Wade Talkington

Re:            Note Maturity Extension

Dear Wade,

Reference is hereby made to that certain Senior Secured Promissory Note in the principal amount of $210,000 issued to Baker Court, LLC, dated July 28, 2017 (the “Promissory Note”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Promissory Note.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Maturity Date, as set forth in the Promissory Note, is hereby extended from January 28, 2019 to March 29, 2019.

Please execute this letter below to acknowledge and agree to the Maturity Date extension.

Very truly yours,

TRUE DRINKS HOLDINGS, INC.

By:               /s/ Robert Van Boerum

Name:        Robert Van Boerum

Title:          Principal Executive Officer and Principal Financial Officer

ACCEPTED AND AGREED

By:             /s Wade Talkington

Name:        Wade Talkington

Title:          Manager